UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November
8
, 2023 (October 27, 2023)

INSPIRE VETERINARY PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41792	85-4359258
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Lynnhaven Parkway, Suite 400
Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(757) 734-5464

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	IVP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
   Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Valley Veterinary Services Acquisition

On November 8, 2023,
pursuant to an asset purchase agreement, dated October 27, 2023 (the “Asset Purchase Agreement”), by and among

Inspire Veterinary Partners, Inc. (the “Company”) and IVP PA Holding Company, LLC (“AcquisitionSub”), a Delaware limited liability company and wholly-owned subsidiary of the Company and Valley Veterinary Service, Inc., a Pennsylvania corporation (the “Seller”), Michelle Bartus, VMD and Peter Nelson, VMD (the “Owners” and together with the Seller, the “Seller Parties”)
completed the acquisition of Valley Veterinary Services animal hospital.

The aggregate purchase consideration for the Valley Veterinary Services animal hospital practice was $1,400,000 plus the assumed liabilities described below, consisting of $1,000,000 to be paid in cash at the closing of the acquisition plus 408,163 restricted shares of the Company’s Class A common stock (the “Class A Common Stock”), which was equal to the quotient obtained by dividing $400,000 by the official closing price of one share of Class A Common Stock as reported by the Nasdaq Capital Market on the trading date immediately prior to the closing.

Pursuant to the Asset Purchase Agreement, AcquisitionSub acquired substantially all of the assets comprising the veterinary clinic operating under the name “Valley Veterinary Service”, including all equipment and other tangible personal property, inventory, customer deposits, prepaid expenses, permits, licenses, franchises, variances, business contracts and equipment leases, books and records, telephone numbers, yellow pages listings, internet websites, electronic mail addresses (including, without limitation, any and all content therein), and social media sites and accounts, goodwill and intangible assets and other proprietary rights relating to the veterinary practice. The acquisition excluded certain assets, including certain excess cash, patient and medical records and files to the extent non-transferable by applicable law, personal licenses held by individual veterinary professionals, and other stipulated assts. Also pursuant to the Asset Purchase Agreement, AcquisitionSub assumed liabilities arising from business contracts that may arise after the closing.

The closing of the Valley Veterinary Services acquisition was conditioned on the absence of any new statute, rule, regulation or order prohibiting the transactions and any claim, action, suit, arbitration, inquiry, proceeding, investigation, or legal proceeding seeking to restrain or alter the acquisition, as well as other customary closing conditions. The transaction did not require state or federal regulatory approval.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Valley Veterinary Rea; Estate Acquisition

Also on November 8, 2023,
pursuant to the real estate asset purchase agreement, dated October 27, 2023 (the “Real Estate Asset Purchase Agreement”), by and between IVP PA Properties, LLC (“RE AcquisitionSub”), a Delaware limited liability company and wholly-owned subsidiary of the Company, and the Owners, completed the acquisition of certain real estate assets related to the Valley Veterinary Services animal hospital located at 408 Grace Lane, Rostraver Township, Pennsylvania 15012 (Parcel Nos. 56-12-00-0-148 and 56-12-00-0-144).

Pursuant to the Real Estate Asset Purchase Agreement, RE AcquisitionSub acquired a fee interest in the real property, all buildings, improvements, structures and fixtures, and all intangible property owned by the Owners in connection with the land or improvements, if any, for an aggregate purchase price of $590,000, payable in cash.

The foregoing description of the Real Estate Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Real Estate Asset Purchase Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

The issuance of restricted shares of Class A Common Stock to the Seller Parties was consummated in privately negotiated transaction exempt from registration pursuant to Rule 506(b) of Regulation D under the Securities Act of 1933, as amended. There were no proceeds from the issuance of the shares of Class A Common Stock.

Item 3.03  Material Modification to Rights of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2023, Inspire Veterinary Partners, Inc. (the “Company”) amended its articles of incorporation by the filing with the Secretary of State of the State of Nevada an amendment (the “Series A COD Amendment”) to the certificate of designation for the Company’s Series A preferred stock (the “Series A Preferred Stock”).  The Series A COD Amendment was approved on October 26, 2023 by the unanimous affirmative vote of the holders of the Series A Preferred Stock outstanding as of such date and by affirmative vote of the board of directors of the Company on November 6, 2023. The Series A COD Amendment became effective upon filing with the Secretary of State of the State of Nevada.

Pursuant to the Series A COD Amendment, the number of shares of the Company designated as Series A Preferred Stock authorized under the Company’s articles of incorporation was increased to a total of two million (2,000,000) preferred shares. In addition, the Series A COD Amendment modified the conversion price of the Series A Preferred Stock to be no less than $0.50 per share, as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction conducted after the date of the Series A COD Amendment.

The foregoing description of Series A COD Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Series A COD Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

Press Release

On November 8, 2023,
the Company issued a press release announcing the closing of the Valley Veterinary Services animal hospital acquisition and related real estate assets, a copy of which is attached as Exhibit 99.1to this Current Report on Form 8-K.

Forward-Looking Statements

This press release contains forward-looking statements regarding the Company’s current expectations. These forward-looking statements include, without limitation, references to the Company’s expectations regarding the acquisition of Valley Veterinary Services animal hospital and the related real estate assets. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to the acquisition of Valley Veterinary Services animal hospital and the related real estate assets. These and other risks and uncertainties are described more fully in the section captioned "Risk Factors" in the Company’s Registration Statement on Form S-1 related to the Company’s initial public offering (SEC File No. 0001575872-23-001347). Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Item. 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
3.1	Amendment to the Series A Preferred Stock Certificate of Designation relating to Series A Preferred Stock of Inspire Veterinary Partners, Inc.
10.1	Asset Purchase Acquisition Agreement among the Company, IVP PA Holding Company, LLC, Valley Veterinary Service, Inc., Michelle Bartus, VMD and Peter Nelson, VMD *
10.2	Real Estate Asset Purchase Acquisition Agreement among IVP PA Properties, LLC, Michelle Bartus, VMD and Peter Nelson, VMD *
99.1	Press Release dated November 8, 2023

* Previously filed with the
Securities and Exchange Commission
as an exhibit to the Current Report on Form 8-K filed by the Company on October 31, 2023, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	INSPIRE VETERINARY PARTNERS, INC.
November 8, 2023
	By:	/s/ Kimball Carr
	Name:	Kimball Carr
	Title:	President and Chief Executive Officer